Exhibit 10.6.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement, dated as of January 5, 2017 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and HOME POINT FINANCIAL CORPORATION (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of October 28, 2015 (as amended by Amendment No. 1, dated as of May 4, 2016, Amendment No. 2, dated as of September 15, 2016, and Amendment No. 3, dated as of September 28, 2016, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of October 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.  Notices. Section 23 of the Existing Repurchase Agreement is hereby amended by deleting the notice information for the Seller in its entirety and replacing it with the following:

If to Seller:

Home Point Financial Corporation
1194 Oak Valley Drive, Suite 80
Ann Arbor, MI 48108
Attention: [***]
Telephone: [***]
Facsimile: [***]
Email: [***]

With a copy to:

Home Point Financial Corporation
1194 Oak Valley Drive, Suite 80
Ann Arbor, MI 48108
Attention: [***]
Telephone: [***]

1

Facsimile: [***]

Email: [***]

SECTION 2.  Seller Authorizations. The Existing Repurchase Agreement is hereby amended by deleting Seller's Authorizations on Schedule 2 in its entirety and replacing it with Annex A attached hereto.

SECTION 3.  Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                this Amendment, executed and delivered by the Buyer and Seller;

(b)               such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4.  Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 5.  Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 6.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.  Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.  Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format

(PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 9.  Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10.  GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E- SIGN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH
OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Chi Ma
Name: Chi Ma
Title: Director

By:	/s/ Ari Lash
Name: Ari Lash
Title: Executive Director

HOME POINT FINANCIAL CORPORATION,
as Seller

By	/s/ William A. Newman
Name: William A. Newman
Title: Chief Executive Officer and President

Signature Page to Amendment No. 4 to Master Repurchase Agreement

ANNEX A

SCHEDULE 2

RESPONSIBLE OFFICERS

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Name	Title	Signature

William A. Newman	President and CEO	[***]

Howard Nathan	Head of Finance	[***]

Maria Fregosi	Chief Strategy Officer	[***]

William Fischer	Controller/Chief Accounting Officer	[***]

Douglas McClary	Managing Director, Capital Markets	[***]